UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2021, Independence Holding Company (NYSE:IHC) and its wholly owned subsidiary Independence Capital Corp. (“ICC”) entered into a Stock Purchase Agreement (“Purchase Agreement”) with Horace Mann Educators Corporation (“Horace Mann”), pursuant to which ICC will sell all of the issued and outstanding capital stock (the “Sale”) of Madison National Life Insurance Company, Inc. (“Madison National Life”), a Wisconsin insurance company wholly owned by ICC, to Horace Mann, for an aggregate purchase price of $172.5 million in cash.  In addition, if Madison National Life reaches specified financial targets in 2023, IHC will receive an additional purchase price of up to $12.5 million.

The transaction has been approved by the Board of Directors of IHC, and IHC’s majority stockholders have agreed to approve the transaction. The closing is expected no earlier than January 1, 2022.  The Sale is subject to customary closing conditions, including applicable regulatory approvals, one of which is the approval by the Wisconsin Office of the Commissioner of Insurance.

The Purchase Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and Horace Mann, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Item 7.01.Regulation FD Disclosure.

On July 14, 2021, IHC issued a news release announcing the sale of the stock of Madison National Life to Horace Mann, a copy of which is attached as Exhibit 99.1

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

99.1 Press Release

Forward-looking Statements

Certain statements and information contained in this current report on Form 8-K may be considered “forward-looking statements,” within the meaning of the federal securities laws such as statements relating to management's views with respect to future events and financial performance. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “shall,” “would” other words of similar meaning, derivations of such words and the use of future dates. Such forward-looking statements are predictions and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Date: July 15, 2021	By:	/s/ Colleen P. Maggi
Name: Colleen P. Maggi
Title: Corporate Vice President and Chief Financial Officer

EXHIBIT 99.1

INDEPENDENCE HOLDING COMPANY	CONTACT: Loan Nisser
96 CUMMINGS POINT ROAD	(646) 509-2107
STAMFORD, CONNECTICUT 06902	www.IHCGroup.com
NYSE: IHC

NEWS RELEASE

IHC ANNOUNCES AGREEMENT TO SELL MADISON NATIONAL LIFE TO HORACE MANN EDUCATORS CORPORATION

Stamford, Connecticut, July 14, 2021. Independence Holding Company (NYSE: IHC) today reported its agreement to sell Madison National Life Insurance Company, Inc. (“Madison National”) to Horace Mann Educators Corporation (NYSE: HMN).

IHC and its wholly owned subsidiary Independence Capital Corp. (“ICC”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Horace Mann Educators Corporation (“Horace Mann”) to sell all of the issued and outstanding capital stock of Madison National, a Wisconsin insurance company wholly owned by ICC, for an aggregate purchase price of $172.5 million in cash; in addition, if Madison National reaches specified financial targets in 2023, IHC will receive an additional purchase price of up to $12.5 million. The transaction has been approved by the Board of Directors of IHC, and IHC’s majority stockholders have agreed to approve the transaction.  The closing is expected no earlier than January 1, 2022; the transaction is subject to customary closing conditions, including applicable regulatory approvals, one of which is the approval by the Wisconsin Office of the Commissioner of Insurance.

IHC also announced that Robert J. Stubbe has been promoted to President of Madison National until the transaction closes. Quarles & Brady LLP is providing external legal counsel to IHC in connection with the sale transaction.

Roy T. K. Thung, Chief Executive Officer, commented, “We are extremely pleased with the three transactions entered into this year for the sale of Madison National to Horace Mann, Standard Security Life Insurance Company of New York to Reliance Standard Life Insurance Company and our pet business, including Independence American Insurance Company and PetPartners, Inc., to Iguana Capital, Inc. While IHC is awaiting regulatory approval of these transactions, once approved, and the sales close, IHC will hold a very substantial amount of cash and investments; a 30% interest in Iguana Capital, Inc.; and will continue to expand our health insurance agency. Agency operations include captive call centers and independent advisors, both of which market to consumers over and under the age of 65, a Telebrokerage unit which contracts with 1000’s of third-party agents and agencies, our ACA Web Broker, INSXCloud, which enrolls in excess of 300,000 ACA members annually, and a digital marketing and lead generation company which manages multiple digital platforms and assets.”

About Independence Holding Company

Independence Holding Company (NYSE: IHC), through our current subsidiaries, underwrites and distributes health, group disability and life, New York State DBL and paid family leave, and pet insurance. IHC underwrites policies in all 50 states, Washington D.C., Puerto Rico and the U.S. Virgin Islands through our three carriers: Independence American Insurance Company, Standard Security Life Insurance Company of New York (“Standard Security Life”) and

Madison National Life Insurance Company, Inc. (“Madison National Life”). We also distribute products nationally through multiple channels, including our agencies, call centers, advisors, direct and affinity relationships, Web Broker, and web properties, including www.healthedeals.com; www.healthinsurance.org;  www.medicareresources.org; www.petplace.com; and www.inxscloud.com. As previously announced, IHC has entered into stock purchase agreements to sell all of the issued and outstanding capital stock of Standard Security Life, Madison National Life and Independence American Holdings Corp., which includes Independence American Insurance Company and other assets of IHC’s pet business, each subject to regulatory approval. To learn more, visit https://ihcgroup.com/.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.